SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 23, 1997





                            Foamex International Inc.

             (Exact Name of Registrant as specified in its Charter)



       Delaware                        0-22624                   05-0473908
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
of corporation)                                              Identification No.)


1000 Columbia Avenue
Linwood, PA                                                         19061
(Address of Principal                                            (Zip Code)
Executive Offices)


               Registrant's telephone number, including area code:
                                 (610) 859-3000


                                       N/A
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On January 7, 1998, Foamex International Inc. ("Foamex International"), Foamex L.P., and Foamex Capital Corporation filed a Form 8-K relating to an event that occurred on December 23, 1997 (the "Original Form 8-K"). This Form 8-K/A amends Item 7 of the Original Form 8-K as follows:

Item 7.  Financial Statements and Exhibits.

a)   Financial Statements of Business Acquired:

     Incorporated herein by reference to the periodic reports under the Exchange Act of Crain Industries, Inc.

b)   Pro Forma Financial Information

                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following pro forma condensed combined financial statements for the year ended December 29, 1996 and the nine months ended September 28, 1997, give effect to the Crain Acquisition. Crain's acquisition of the Comfort Clinic Division of Bio-Clinic Corporation in August 1996 and Crain's acquisition of Simco Corporation in May 1997 as though each such transaction had occurred at the beginning of the earliest period presented. The pro forma condensed combined balance sheet as of September 28, 1997 has been prepared to give effect to the Crain Acquisition as though such transaction occurred as of September 28, 1997. The pro forma adjustments are based upon available information and certain assumptions that Foamex International believes are reasonable.

     The Crain Acquisition was accounted for using the purchase method of accounting. Allocations of the purchase price for the Crain Acquisition have been determined based upon preliminary estimates of fair value and are subject to change. Differences between the amounts included herein and the final allocations are not expected to have a material effect on the pro forma financial information.

     Upon consummation of the Crain Acquisition, Foamex International initiated a restructuring/consolidation plan for the two entities. The related costs and estimated savings associated with the restructuring/consolidation plan have not been included in the pro forma condensed combined financial statements.

     The pro forma condensed combined financial statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results that might have been achieved had such events occurred as of an earlier date, nor are they indicative of the operating results which may occur in the future.

     The condensed consolidated historical balance sheet and statements of operations of Foamex International are derived from the historical consolidated financial statements of Foamex International. The condensed consolidated historical balance sheet and statements of operations of Crain are derived from the historical consolidated financial statements of Crain.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            As of September 28, 1997
                             (dollars in thousands)

                                               Foamex
                                            International        Crain          Adjustments       Combined
CURRENT ASSETS:
   Cash and cash equivalents                $    1,916       $    2,395       $         -        $    4,311
   Accounts receivable, net                    142,410           49,589                 -           191,999
   Inventories                                  94,301           37,468                 -           131,769
   Other current assets                         53,476            3,237                 -            56,713
                                              --------         --------           -------          --------

       Total current assets                    292,103           92,689                 -           384,792

PROPERTY, PLANT AND
   EQUIPMENT, NET                              207,676           52,184            (1,549)    (1)   258,311

COST IN EXCESS OF ASSETS
   ACQUIRED, NET                                80,624           62,527            78,736     (2)   221,887

DEBT ISSUANCE COSTS, NET                        17,771           10,303            (6,703)    (3)    21,371

DEFERRED INCOME TAXES                           24,111                -                 -            24,111

OTHER ASSETS                                    20,343            1,821                 -            22,164
                                              --------         --------           -------          --------

       TOTAL ASSETS                           $642,628         $219,524           $70,484          $932,636
                                              ========         ========           =======          ========

LIABILITIES AND
   STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Short-term borrowings                     $   4,871         $      -          $      -         $   4,871
   Current portion of long-term debt             9,434              245               850      (4)   10,529
   Accounts payable                             87,339           29,768                 -           117,107
   Accrued interest                              7,273            1,747                 -             9,020
   Other accrued liabilities                    66,170           15,534                 -            81,704
                                              --------         --------           -------          --------

       Total current liabilities               175,087           47,294               850           223,231

LONG-TERM DEBT                                 528,872          127,833           111,550      (5)  768,255

OTHER LIABILITIES                               27,074            5,092            (2,611)     (6)   29,555

STOCKHOLDER'S EQUITY (DEFICIT)                 (88,405)          39,305           (39,305)     (7)  (88,405)
                                              --------         --------           -------          --------

       TOTAL LIABILITIES AND
          STOCKHOLDER'S EQUITY                $642,628         $219,524          $ 70,484          $932,636
                                              ========         ========          ========          ========


       The  accompanying  notes are an integral part of the pro forma  condensed combined financial statements.

                          PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                      For the year ended December 29, 1996
                             (dollars in thousands)

                                                     Comfort       Pro Forma     Pro Forma     Foamex       Pro Forma
                              Crain(8)  Simco(8)     Clinic(8)   Adjustments(9)    Crain   International  Adjustments(9)  Combined
Net sales                     $306,093   $16,805      $32,938    $(10,872) (10)  $344,964    $926,351       $     -      $1,271,315

Cost of goods sold             243,745    14,380       30,376     (10,872) (10)   277,629     773,119        17,370  (14) 1,068,118
                              --------    ------      -------     -------         -------     -------      --------        --------

Gross profit                    62,348     2,425        2,562           -          67,335     153,232       (17,370)        203,197

Selling, general and
 administrative
 expenses                       35,299     2,025        4,704           -          42,028      58,329        (6,934) (15)    93,423

Depreciation and
  amortization                   9,295         -        5,677      (4,704) (11)    10,268           -       (10,268) (16)         -

Restructuring and
  other charges
  (credits)                          -         -            -           -             -        (6,541)            -          (6,541)
                              --------    ------      -------     -------         -------     -------      --------        --------

Income (loss) from
  operations                    17,754       400       (7,819)      4,704          15,039     101,444          (168)        116,315

Interest and debt
  issuance expense              16,459       251          913       1,395  (12)    19,018      53,900         3,340  (17)    76,258

Other income
  (expense), net                  (304)       11            -           -            (293)      1,617             -           1,324
                              --------    ------      -------     -------         -------     -------      --------        --------

Income (loss) from
  continuing operations
  before provision for
  income taxes                     991       160       (8,732)      3,309          (4,272)     49,161        (3,508)         41,381

Provision (benefit) for
  income taxes                     395        11            -      (2,115) (13)    (1,709)     16,669        (1,403) (18)    13,557
                              --------    ------      -------     -------         -------     -------      --------        --------

Income (loss) from
  continuing operations       $    596    $  149      $(8,732)    $ 5,424         $(2,563)    $32,492      $ (2,105)       $ 27,824
                              ========    ======      =======     =======         =======     =======      ========        ========

     The accompanying notes are an integral part of the pro forma condensed combined financial statements.

                          PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                  For the nine months ended September 28, 1997
                             (dollars in thousands)

                                                Pro Forma       Pro Forma        Foamex        Pro Forma
                      Crain(8)   Simco(8)    Adjustments(9)         Crain    International  Adjustments(9)  Combined
Net sales              $237,890    $6,596   $       -              $244,486    $702,441     $     -           $946,927

Cost of goods sold      186,663     5,301           -               191,964     576,825      14,732    (21)    783,521
                         ------    ------    --------              --------     -------   ---------          ---------

Gross profit             51,227     1,295           -                52,522     125,616     (14,732)           163,406

Selling, general and
  administrative
  expenses               30,207       565           -                30,772      47,853      (5,704)   (22)     72,921

Depreciation and
  amortization            8,661       180          61     (19)        8,902           -      (8,902)   (23)          -
                         ------    ------    --------              --------     -------   ---------          ---------

Income (loss) from
  operations             12,359       550         (61)               12,848      77,763        (126)            90,485

Interest and debt
  issuance expense       13,063       132         462     (20)       13,657      39,522       3,111    (24)     56,290

Other income
  (expense), net           (120)        8           -                  (112)      1,410           -              1,298
                         ------    ------    --------              --------     -------   ---------          ---------

Income (loss) from
  continuing operations
  before provision for
  income taxes             (824)      426        (523)                 (921)     39,651      (3,237)            35,493

Provision (benefit) for
  income taxes             (313)        -         (55)    (13)         (368)     15,530      (1,295)   (18)     13,867
                         ------    ------    --------              --------     -------   ---------          ---------

Income (loss) from
  continuing operations  $ (511)   $  426    $   (468)             $   (553)    $24,121   $  (1,942)         $  21,626
                         ======    ======    ========              ========     =======   =========          =========

     The accompanying notes are an integral part of the pro forma condensed combined financial statements.

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


(1) Reflects an adjustment for equipment excluded from the Crain acquisition. For the remaining property, plant and equipment Foamex estimates that the current book value approximates estimated fair market value.

(2)    Elimination of Crain existing cost in excess of assets acquired                              $(61,798)
       Estimated excess purchase price of the Crain acquisition over the estimated fair
         value of the net assets acquired in the Crain acquisition                                   140,534
                                                                                                    --------
                                                                                                    $ 78,736
                                                                                                    ========

(3)    Elimination of Crain existing deferred financing costs                                       $(10,303)
       Capitalization of deferred financing fees associated with the Crain acquisition                 3,600
                                                                                                   ---------
                                                                                                    $ (6,703)
                                                                                                    ========

(4) Represents current portion of borrowings used to financing the Crain acquisition.

(5)    Repayment of existing Crain revolving credit facility                                        $(27,100)
       Repayment of unexchanged notes                                                                 (2,000)
       Repayment of other existing indebtedness                                                         (480)
       Reflects borrowings used to finance the Crain acquisition                                     126,430
       Adjustment to reflect the fair market value of Crain's senior subordinated notes               14,700
                                                                                                   ---------
                                                                                                    $111,550
                                                                                                    ========

(6)    Elimination of payable to Hicks, Muse, Tate & Furst.

(7)    Elimination of Crain's stockholder's equity.

(8) Crain's statement of operations includes the results of Comfort Clinic and Simco from their respective acquisition dates of August 1996 and May 1997. The statement of operations for Comfort Clinic and Simco include their respective pre-acquisition results.

(9) Pro forma adjustments for "pro forma Crain" represent adjustments relating to Crain's acquisition and related financings of Comfort Clinic and Simco, pro forma adjustments for "pro forma combined" represent the adjustments for the Crain acquisition.

(10) Reflects the elimination of intercompany sales and cost of sales pertaining to purchase of mattress pads and pillows, as well as foam bun purchases by Comfort Clinic in the amount of $10,872.

(11)   Reflects the following:

       (a) Reduction of Comfort Clinic's amortization expense for the goodwill as if the acquisition had been consummated as of the beginning of the period in the amount of $4,737.

       (b) Estimated pro forma increase for the amortization of goodwill associated with the Simco acquisition of $184.

       (c) Adjustment of Comfort Clinic's depreciation expense reflecting a decrease in historical depreciation expense compared to the step-up in basis associated with the Comfort Clinic acquisition during the period in the amount of $151.

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(12) Represents the net impact on interest and debt issuance expenses associated
     with  financing  the  Comfort  Clinic   acquisition  ($10)  and  the  Simco
     acquisition ($1,385).

(13) Reflects the effect of the pro forma adjustments and assumes an effective income tax rate of 40%.

(14) Reclassification of depreciation expense to cost of goods sold                               $  7,615
     Reclassification of transportation costs from selling, general and administrative expenses     11,555
     Estimated pro forma reduction in depreciation expense                                          (1,800)
                                                                                                  --------
                                                                                                   $17,370
                                                                                                  ========

(15) Reclassification of amortization and depreciation expense to selling, general and
       administrative expenses                                                                    $  2,653
     Reclassification of transportation costs to cost of goods sold                                (11,555)
     Estimated pro forma increase in goodwill amortization                                           1,968
                                                                                                  --------
                                                                                                  $ (6,934)
                                                                                                  ========

(16) Reclassification to cost of goods sold                                                       $ (7,615)
     Reclassification of selling, general and administrative expenses                               (2,653)
                                                                                                  --------
                                                                                                  $(10,268)
                                                                                                  ========

(17) Elimination of historical Crain interest and debt issuance expenses                          $(19,018)
     Interest and debt issuance amortization on related financing                                   22,358
                                                                                                  --------
                                                                                                  $  3,340
                                                                                                  ========

(18) Reflects the effect of the pro forma adjustments and assumes an effective income tax rate of 40%.

(19) Estimated pro forma increase for the amortization of goodwill associated with the Simco acquisition of $61.

(20) Estimated pro forma increase in interest and debt issuance expense associated with the Simco acquisition of $462.

(21) Reclassification of depreciation expense to cost of goods sold                               $  6,532
     Reclassification of transportation costs from selling, general
       and administrative expenses                                                                   9,550
     Estimated pro forma reduction in depreciation expense                                          (1,350)
                                                                                                 ---------
                                                                                                   $14,732
                                                                                                 =========

(22) Reclassification of amortization and depreciation expense to selling,
       general and administrative expense                                                         $  2,370
     Reclassification of transportation costs to cost of goods sold                                 (9,550)
     Estimated pro forma increase in goodwill amortization                                           1,476
                                                                                                 ---------
                                                                                                  $ (5,704)
                                                                                                 =========

(23) Reclassification to cost of goods sold                                                       $ (6,532)
     Reclassification to selling, general and administrative expenses                               (2,370)
                                                                                                 ---------
                                                                                                   $(8,902)
                                                                                                 =========

(24) Elimination of historical Crain interest and debt issuance expense                           $(13,657)
     Interest and debt issuance amortization on related financings                                  16,768
                                                                                                 ---------
                                                                                                 $   3,111
                                                                                                 =========

(c)    Exhibits

2.1 Agreement and Plan of Merger, dated December 8, 1997, among Foamex International, Sub and Crain Holdings Corp. and certain other parties signatory thereto. *

3.2.4 Third Amendment to the Agreement of Limited Partnership of Foamex L.P., dated December 23, 1997.*

4.1.3 First Amendment to Indenture, dated as of December 23, 1997, by and among Foamex LLC and the Bank of New York, as trustee, relating to the 9 7/8% Senior Subordinated Notes due 2007. *

4.3.1 Indenture, dated as of December 23, 1997, by and among Foamex L.P. and Foamex Capital Corporation, as issuers, Foamex Fibers, Inc., Foamex LLC, and General Felt Industries, Inc., as guarantors, and The Bank of New York, as trustee, relating to the 13 1/2% Senior Subordinated Notes due 2005. *

23.1      Consent of Coopers & Lybrand, L.L.P., independent accountants. *

23.2      Consent of Arthur Andersen LLP, independent accountants. *

99.1      Press release of Foamex International, dated December 23, 1997. *

     *   Incorporated by reference to the Original Form 8-K.

                                   SIGNATURES



       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FOAMEX INTERNATIONAL INC.




Date:  March 9, 1998                         By: /s/ Kenneth R. Fuette
                                             ---------------------------------
                                             Name: Kenneth R. Fuette
                                             Title: Executive Vice President
                                             Chief Financial Officer and Chief
                                             Administrative Officer